EXHIBIT 10.2
AMENDMENT NO. 3 dated as of April 8, 2022 (this “Amendment”), to the FIRST LIEN CREDIT AGREEMENT dated as of October 15, 2021 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”), by and among GANNETT CO., INC., a Delaware corporation, GANNETT HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS from time to time party thereto, the LENDERS from time to time party thereto and CITIBANK, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”). Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Existing Credit Agreement, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower and the New Term Lenders (as defined below) have agreed to exchange Senior Secured Notes held by such New Term Lenders in an aggregate principal amount of $7,500,000 (the “Exchanged Senior Secured Notes”) for Term Loans pursuant to an Exchange Agreement to be dated as of the date hereof (the “Exchange Agreement”), among the Borrower and the New Term Lenders (the foregoing, the “Senior Secured Notes Exchange”);
WHEREAS in order to effect the Senior Secured Notes Exchange, the Borrower intends to incur Term Loans in an aggregate principal amount equal to $7,500,000 (the “New Term Loans”), which New Term Loans shall, on the Amendment Closing Date (as defined below), become part of the same Class of Loans as the Term Loans outstanding under the Existing Credit Agreement immediately prior to the Amendment Closing Date (the “Existing Term Loans”);
WHEREAS the Borrower has requested that the financial institutions set forth on Schedule I hereto (the “New Term Lenders”) commit to make the New Term Loans on the Amendment Closing Date (the commitment of each New Term Lender to provide its applicable portion of the New Term Loans, as set forth opposite such New Term Lender’s name on Schedule I hereto, is such New Term Lender’s “New Term Commitment”), it being understood that the New Term Loans will not be funded by the New Term Lenders in cash but, rather, shall be exchanged on a dollar-for-dollar basis for the Exchanged Senior Secured Notes; and
WHEREAS the New Term Lenders are willing to make the New Term Loans to the Borrower on the Amendment Closing Date on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. New Term Loans.
(a) Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, each New Term Lender agrees, severally and not jointly, to make on a cashless basis, on the Amendment Closing Date, a New Term Loan to the Borrower in an aggregate principal amount equal to its New Term Commitment. The New Term Loans shall be exchanged for the Exchanged Senior Secured Notes on the Amendment Closing Date in accordance with the terms of this Agreement. The New Term Commitment of each New Term Lender shall automatically terminate upon the making of the New Term Loans and the consummation of the Senior Secured

Notes Exchange on the Amendment Closing Date. The transactions contemplated by this Section 1(a) are collectively referred to as the “Transactions”.
(b) Immediately upon the consummation of the Transactions, each reference to the terms “Term Loan Lender” and “Lender” in the Loan Documents shall be deemed to include the New Term Lenders.
(c) On and after the Amendment Closing Date, all Existing Term Loans and all New Term Loans shall constitute the same Class of Loans for all purposes of the Credit Agreement, which Class of Loans is designated “Term Loans” in the Credit Agreement; and for the avoidance of doubt, shall have the same terms, including, without limitation, as to guarantees, security, maturity and interest.
(d) Each of the parties hereto hereby agrees that the Administrative Agent may, in consultation with the Borrower, take any and all action as may be reasonably necessary to ensure that, upon the effectiveness of the making of the New Term Loans on the Amendment Closing Date, all such New Term Loans are included in each Borrowing of Existing Term Loans on a pro rata basis.
(e) For the avoidance of doubt, the initial Interest Period for the New Term Loans shall be the same as the Interest Period for the Existing Term Loans (i.e., a one-month Adjusted Term SOFR Interest Period ending on April 30, 2022). The New Term Loans shall be fungible with the Existing Term Loans.
SECTION 1. Amendments to the Existing Credit Agreement. Pursuant to an in accordance with Section 12.02 of the Existing Credit Agreement, effective as of the Amendment Closing Date, the parties hereto agree that the Existing Credit Agreement is hereby amended as follows:
(f) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
(i)““Third Amendment” means Amendment No. 3 dated as of April 8, 2022, to this Agreement, among Holdings, the Borrower, the Agents, the Lenders party thereto and the Guarantors party thereto.”
(ii)““Third Amendment Closing Date” means the date on which the Third Amendment becomes effective in accordance with its terms, which, for the avoidance of doubt, is April 8, 2022.”
(g) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions as follows:
(i)““Amortization Installment Amount” means, for any repayment of the Term Loans pursuant to Section 2.03(a) for any Fiscal Quarter, (a) if the First Lien Net Leverage Ratio, as determined as of the last day of the immediately preceding Fiscal Quarter pursuant to the most recently delivered Compliance Certificate, is greater than 1.20 to 1.00, (i) for any Fiscal Quarter ending prior to the Second Amendment Closing Date, 2.50% of the aggregate principal amount of the Term Loans on the Closing Date, (ii) for any Fiscal Quarter ending on or after the Second Amendment Closing Date, but prior to the Third Amendment Closing Date, $14,889,933.86, and (iii) for any Fiscal Quarter ending on or after the Third Amendment Closing Date, $15,112,690.78 and (b) if the First Lien Net Leverage Ratio, as determined as of the last day of the immediately preceding Fiscal Quarter pursuant to the most recently delivered Compliance Certificate, is equal to or less than 1.20 to 1.00, (i) for any Fiscal

Quarter ending prior to the Second Amendment Closing Date, 1.25% of the aggregate principal amount of the Term Loans on the Closing Date, (ii) for any Fiscal Quarter ending on or after the Second Amendment Closing Date but prior to the Third Amendment Effective Date, $7,444,966.93, and (iii) for any Fiscal Quarter ending on or after the Third Amendment Closing Date, $7,556,345.39.”
(ii) ““Term Loan” means, collectively, (i) the loans made by the Term Loan Lenders to the Borrower on the Closing Date pursuant to Sections 2.01(a), (ii) the loans made by the Term Loan Lenders to the Borrower on the First Amendment Closing Date pursuant to the First Amendment, (iii) the loans made by the Term Loan Lenders to the Borrower on the Second Amendment Closing Date pursuant to the Second Amendment and (iv) the loans made by the Term Loan Lenders to the Borrower on the Third Amendment Closing Date pursuant to the Third Amendment. It is understood and agreed that all terms loans made by the Term Loan Lenders to the Borrower on the First Amendment Closing Date pursuant to the First Amendment and, the Second Amendment Closing Date pursuant to the Second Amendment and the Third Amendment Closing Date pursuant to the Third Amendment shall, from an after such date, be “Term Loans” for all purposes of this Agreement.”
SECTION 2. Representations and Warranties. Each Loan Party party hereto represents and warrants to the Agent and to each of the Lenders as follows:
(a) This Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment Closing Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date.
(c) Immediately after giving effect to the transactions to occur hereunder on the Amendment Closing Date, no Default shall have occurred and be continuing.
SECTION 3. Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when:
(a) the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (a) the Borrower, (b) each of the other Loan Parties, (c) each of the New Term Lenders and (d) Lenders constituting the Required Lenders (as determined immediately prior to the Amendment Effective Date).
(b) the Agent shall have received a certificate of an authorized officer of the Borrower certifying (i) as to copies of the Governing Documents of the Borrower, together with all amendments thereto (including a true and complete copy of the certificate formation of the Borrower as of a reasonably recent date prior to the Amendment Closing Date by the Secretary of State of the State of Delaware), (ii) as to a copy of the resolutions or written consents of the Borrower authorizing (A) the borrowing of the New Term Loans and (B) the execution, delivery and performance by the Borrower of this Amendment and (iii) the names and true signatures of the representatives of the Borrower authorized to sign this Amendment and the Notice of

Borrowing to be delivered in accordance with Section 4(h) below, together with evidence of the incumbency of such authorized officers;
(c) the Agent shall have received a certificate of the Secretary of State of the State of Delaware certifying as of a reasonably recent date prior to the Amendment Closing Date as to the subsistence in good standing of the Borrower in the State of Delaware;
(d) the Agent shall have received an opinion of Cravath, Swaine & Moore LLP, New York counsel to the Borrower, as to such matters regarding the Borrower, this Amendment and the New Term Loans as the Agent may reasonably request, and the Borrower hereby requests such opinion;
(e) each of the representations and warranties set forth in Section 3 hereof shall be true and correct;
(f) the expenses required to be paid pursuant to Section 9 hereof, in each case to the extent invoiced at least three Business Days prior to the Amendment Closing Date, shall have been paid on or substantially simultaneously with (but in no event later than) the Amendment Closing Date;
(g) [reserved]
(h) the Borrower shall have delivered to the Agent, in accordance with Section 2.02 of the Credit Agreement, a Notice of Borrowing with respect to the Borrowing of the New Term Loans to be made on the Amendment Closing Date, which Notice of Borrowing shall specify a request for a SOFR Borrowing with a one-month Adjusted Term SOFR Interest Period commencing on the Amendment Closing Date and ending on April 30, 2022;
(i) [reserved];
(j) the Agent shall have received all customary onboarding information reasonably required in order to complete necessary onboarding of the New Term Lenders; and
(k) the Exchange Agreement shall have been executed by the parties thereto and shall become effective substantially simultaneously with the Amendment Closing Date.
For the avoidance of doubt, each of the Lenders constituting the Required Lenders (as determined immediately prior to the Amendment Effective Date) and New Term Lenders acknowledges that the conditions precedent of this Section 4 have been satisfied.
SECTION 4. Acknowledgment and Reaffirmation. Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby and (b) its guarantee of the Obligations (including the New Term Loans), and the pledge of and/or grant of a security interest in its assets as collateral to secure the Obligations (including the New Term Loans), all as and to the extent provided in the Loan Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the New Term Loans).
SECTION 5. Effects on the Loan Documents; No Novation. (a) Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(d) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Agent under the Loan Documents, except as expressly provided herein. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(a) On and after the Amendment Closing Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement as modified hereby.
(b) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(c) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 1. Governing Law; Jurisdiction; Waiver of Jury Trial. The provisions of Sections 12.09, 12.10 and 12.11 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2. Counterpart. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment, any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. “Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. All Lenders party hereto (such Lenders constituting the Required Lenders) hereby authorize and direct the Agent to execute and deliver a counterpart of this Amendment.
SECTION 3. Expenses. The Borrower hereby agrees to reimburse the Agent and each New Term Lender for their reasonable, documented out-of-pocket expenses in connection with this Amendment to the extent required under Section 12.04 of the Credit Agreement.
SECTION 4. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.
HOLDINGS:

GANNETT CO., INC.

By:        /s/ Michael E. Reed
    Name:    Michael E. Reed
    Title:    President and Chief Executive Officer
BORROWER:

GANNETT HOLDINGS LLC
By: GANNETT CO., INC., as its Sole Member

By:        /s/ Michael E. Reed
    Name:    Michael E. Reed
    Title:    President and Chief Executive Officer

GUARANTORS:

BRIDGETOWER MEDIA HOLDING COMPANY
CA ALABAMA HOLDINGS, INC.
CA LOUISIANA HOLDINGS, INC.
CA MASSACHUSETTS HOLDINGS, INC.
CA NORTH CAROLINA HOLDINGS, INC.
CA SOUTH CAROLINA HOLDINGS, INC.
COPLEY OHIO NEWSPAPERS, INC.
DAILY JOURNAL OF COMMERCE, INC.
DAILY REPORTER PUBLISHING COMPANY
DB ACQUISITION, INC.
DB ARKANSAS HOLDINGS, INC.
DB IOWA HOLDINGS, INC.
DB NORTH CAROLINA HOLDINGS, INC.
DB OKLAHOMA HOLDINGS, INC.
DB TENNESSEE HOLDINGS, INC.
DB TEXAS HOLDINGS, INC.
DB WASHINGTON HOLDINGS, INC.
FINANCE AND COMMERCE, INC.
GATEHOUSE MEDIA ALASKA HOLDINGS, INC.
GATEHOUSE MEDIA ARKANSAS HOLDINGS, INC.
GATEHOUSE MEDIA CALIFORNIA HOLDINGS, INC.
GATEHOUSE MEDIA COLORADO HOLDINGS, INC.
GATEHOUSE MEDIA CONNECTICUT HOLDINGS, INC.
GATEHOUSE MEDIA CORNING HOLDINGS, INC.
GATEHOUSE MEDIA DELAWARE HOLDINGS, INC.
GATEHOUSE MEDIA DIRECTORIES HOLDINGS, INC.
GATEHOUSE MEDIA FREEPORT HOLDINGS, INC.
GATEHOUSE MEDIA GEORGIA HOLDINGS, INC.
GATEHOUSE MEDIA ILLINOIS HOLDINGS II, INC.
GATEHOUSE MEDIA ILLINOIS HOLDINGS, INC.
GATEHOUSE MEDIA INDIANA HOLDINGS, INC.
GATEHOUSE MEDIA IOWA HOLDINGS, INC.
GATEHOUSE MEDIA KANSAS HOLDINGS II, INC.
GATEHOUSE MEDIA KANSAS HOLDINGS, INC.
GATEHOUSE MEDIA LANSING PRINTING, INC.
GATEHOUSE MEDIA LOUISIANA HOLDINGS, INC.
GATEHOUSE MEDIA MACOMB HOLDINGS, INC.
GATEHOUSE MEDIA MANAGEMENT SERVICES, INC.
GATEHOUSE MEDIA MARYLAND HOLDINGS, INC.
GATEHOUSE MEDIA MASSACHUSETTS I, INC.
GATEHOUSE MEDIA MASSACHUSETTS II, INC.
GATEHOUSE MEDIA MICHIGAN HOLDINGS II, INC.
GATEHOUSE MEDIA MICHIGAN HOLDINGS, INC.
GATEHOUSE MEDIA MINNESOTA HOLDINGS, INC.
GATEHOUSE MEDIA MISSOURI HOLDINGS II, INC.
GATEHOUSE MEDIA MISSOURI HOLDINGS, INC.
GATEHOUSE MEDIA NEBRASKA HOLDINGS, INC.
GATEHOUSE MEDIA NEW YORK HOLDINGS, INC.
GATEHOUSE MEDIA NORTH DAKOTA HOLDINGS, INC.
By:        /s/ Mark Maring
    Name:    Mark Maring
    Title:    Senior Vice President of Finance and Treasurer
GATEHOUSE MEDIA OHIO HOLDINGS II, INC.
GATEHOUSE MEDIA OHIO HOLDINGS, INC.
GATEHOUSE MEDIA OKLAHOMA HOLDINGS, INC.
GATEHOUSE MEDIA OREGON HOLDINGS, INC.
GATEHOUSE MEDIA PENNSYLVANIA HOLDINGS, INC.
GATEHOUSE MEDIA SOUTH DAKOTA HOLDINGS, INC.
GATEHOUSE MEDIA SUBURBAN NEWSPAPERS, INC.
GATEHOUSE MEDIA TENNESSEE HOLDINGS, INC.

GATEHOUSE MEDIA TEXAS HOLDINGS II, INC.
GATEHOUSE MEDIA TEXAS HOLDINGS, INC.
GATEHOUSE MEDIA VIRGINIA HOLDINGS, INC.
LMG MAINE HOLDINGS, INC.
LMG MASSACHUSETTS, INC.
LMG NATIONAL PUBLISHING, INC.
LMG RHODE ISLAND HOLDINGS, INC.
LMG STOCKTON, INC.
LOCAL MEDIA GROUP HOLDINGS LLC
LOCAL MEDIA GROUP, INC.
LOCO SPORTS, LLC
MINERAL DAILY NEWS TRIBUNE, INC.
NEWS LEADER, INC.
SEACOAST NEWSPAPERS, INC.
SUREWEST DIRECTORIES
TERRY NEWSPAPERS, INC.
LMG NANTUCKET, INC.
THE MAIL TRIBUNE, INC.
THE NICKEL OF MEDFORD, INC.
THE PEORIA JOURNAL STAR, INC.
THRIVEHIVE, INC.
UPCURVE, INC.
W-SYSTEMS CORP.
By:        /s/ Mark Maring
    Name:    Mark Maring
    Title:    Senior Vice President of Finance and Treasurer

CYBERINK, LLC
By: GateHouse Media Pennsylvania Holdings, Inc., as its Sole Member
ENTERPRISE NEWSMEDIA HOLDING, LLC
By: GateHouse Media Massachusetts II, Inc., as its Sole Member
ENTERPRISE NEWSMEDIA, LLC
By: Enterprise NewsMedia Holding, LLC, as its Sole Member By: GateHouse Media Massachusetts II, Inc., its Sole Member
ENTERPRISE PUBLISHING COMPANY, LLC
By: Enterprise NewsMedia LLC, as its Member By: Enterprise NewsMedia Holding, LLC, its Member By: GateHouse Media Massachusetts II, Inc., its Member
GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC
By: Enterprise NewsMedia LLC, as its Sole Member By: Enterprise NewsMedia Holding, LLC, as its Sole Member By: GateHouse Media Massachusetts II, Inc., as its Sole Member
LOW REALTY, LLC
By: Enterprise NewsMedia LLC, as its Sole Member By: Enterprise NewsMedia Holding, LLC, as its Sole Member By: GateHouse Media Massachusetts II, Inc., as its Sole Member
LRT FOUR HUNDRED, LLC
By: Enterprise NewsMedia LLC, as its Sole Member By: Enterprise NewsMedia Holding, LLC, as its Sole Member By: GateHouse Media Massachusetts II, Inc., as its Sole Member
UPCURVE CLOUD LLC
By: UpCurve, Inc.
By:        /s/ Mark Maring
    Name:    Mark Maring
    Title:    Senior Vice President of Finance and Treasurer

ACTION ADVERTISING, INC.
ALEXANDRIA NEWSPAPERS, INC.
BAXTER COUNTY NEWSPAPERS, INC.
BIZZY, INC.
BOAT SPINCO, INC.
CITIZEN PUBLISHING COMPANY
DES MOINES REGISTER AND TRIBUNE COMPANY
DESK SPINCO, INC.
DETROIT FREE PRESS, INC.
DIGICOL, INC.
EVANSVILLE COURIER COMPANY, INC.
FEDERATED PUBLICATIONS, INC.
GANNETT GP MEDIA, INC.
GANNETT INTERNATIONAL COMMUNICATIONS, INC.
GANNETT MEDIA CORP.
GANNETT MHC MEDIA, INC.
GANNETT MISSOURI PUBLISHING, INC.
GANNETT RETAIL ADVERTISING GROUP, INC.
GANNETT RIVER STATES PUBLISHING CORPORATION
GANNETT SB, INC.
GANNETT SUPPLY CORPORATION
GANNETT VERMONT PUBLISHING, INC.
JOURNAL COMMUNITY PUBLISHING GROUP, INC.
JOURNAL MEDIA GROUP, INC.
JOURNAL SENTINEL INC.
KICKSERV, LLC
MEMPHIS PUBLISHING COMPANY
MULTIMEDIA, INC.
PHOENIX NEWSPAPERS, INC.
PRESS-CITIZEN COMPANY, INC.
REACHLOCAL CANADA, INC.
REACHLOCAL DP, INC.
REACHLOCAL INTERNATIONAL, INC.
REACHLOCAL, INC.
RENO NEWSPAPERS, INC.
SEDONA PUBLISHING COMPANY, INC.
THE ADVERTISER COMPANY
THE COURIER-JOURNAL, INC.
THE DESERT SUN PUBLISHING CO.
THE TIMES HERALD COMPANY
WORDSTREAM, INC.
X.COM, INC.
YORK DAILY RECORD-YORK SUNDAY NEWS LLC
YORK DISPATCH LLC
By:        /s/ Michael E. Reed
    Name:    Michael E. Reed
    Title:    President and Chief Executive Officer

ARIZONA NEWS SERVICE, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

BRIDGETOWER MEDIA DLN, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

IDAHO BUSINESS REVIEW, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

LAWYER'S WEEKLY, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

LONG ISLAND BUSINESS NEWS, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

By:        /s/ Michael E. Reed
    Name:    Michael E. Reed
    Title:    President and Chief Executive Officer

MISSOURI LAWYERS MEDIA, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

NEW ORLEANS PUBLISHING GROUP, L.L.C.
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

THE DAILY RECORD COMPANY, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

THE JOURNAL RECORD PUBLISHING CO., LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

THE NWS COMPANY, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

By:        /s/ Michael E. Reed
    Name:    Michael E. Reed
    Title:    President and Chief Executive Officer

BRIDGETOWER MEDIA, LLC
By: Dolco Acquisition, LLC, as its Sole Member
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

CA FLORIDA HOLDINGS, LLC
By: Cummings Acquisition, LLC, as its Sole Member
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

CUMMINGS ACQUISITION, LLC
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

DOLCO ACQUISITION, LLC
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

ENHE ACQUISITION, LLC
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

LIBERTY SMC, L.L.C.
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

By:        /s/ Michael E. Reed
    Name:    Michael E. Reed
    Title:    President and Chief Executive Officer

GANNETT VENTURES LLC
By: New Media Ventures Group LLC, as its Sole Member By: Gannett Media Corp., as its Sole Member
GATEHOUSE MEDIA HOLDCO, LLC
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, its Sole Member
By: New Media Holdings II LLC, its Sole Member
By: New Media Holdings I LLC, its Sole Member
By: Gannett Media Corp., as its Sole Member

GATEHOUSE MEDIA INTERMEDIATE HOLDCO, LLC
By: GateHouse Media, LLC, as its Member By: New Media Holdings II LLC, its Sole Member By: New Media Holdings I LLC, its Sole Member By: Gannett Media Corp., as its Sole Member
GATEHOUSE MEDIA OPERATING, LLC
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, its Sole Member
By: New Media Holdings I LLC, its Sole Member
By: Gannett Media Corp., as its Sole Member

GATEHOUSE MEDIA, LLC
By: New Media Holdings II LLC, as its Sole Member By: New Media Holdings I LLC, its Sole Member By: Gannett Media Corp., as its Sole Member
NEW MEDIA HOLDINGS I LLC
By: Gannett Media Corp., as its Sole Member
NEW MEDIA HOLDINGS II LLC
By: New Media Holdings I LLC, as its Sole Member By: Gannett Media Corp., as its Sole Member
NEW MEDIA VENTURES GROUP LLC
By: Gannett Media Corp., as its Sole Member
NOPG, L.L.C.
By: New Orleans Publishing Group, L.L.C., as its Manager
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: Gannett Media Corp., as its Sole Member

VENTURES ENDURANCE, LLC
By: Gannett Ventures LLC, as its Manager By: New Media Ventures Group LLC, as its Sole Member By: Gannett Media Corp., as its Sole Member
VENTURES ENDURANCE EVENTS, LLC
By: Ventures Endurance, LLC, as its Sole Member By: Gannett Ventures LLC, as its Manager By: New Media Ventures Group LLC, as its Sole Member By: Gannett Media Corp., as its Sole Member

By:        /s/ Michael E. Reed
    Name:    Michael E. Reed
    Title:    President and Chief Executive Officer

DEALON, LLC
By: ReachLocal, Inc., as its Sole Member
DES MOINES PRESS CITIZEN LLC
By: Des Moines Register and Tribune Company, as its Sole Member
DESERT SUN PUBLISHING, LLC
By: Gannett Media Services, LLC, as its Sole Member
By Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member

FOODBLOGS, LLC
By: Grateful Media, LLC, as its Sole Member. By: Gannett Satellite Information Network, LLC, as its Sole Member By: Gannett Media Corp., as its Sole Member
GANNETT MEDIA SERVICES, LLC
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member

GANNETT PUBLISHING SERVICES, LLC
By: Gannett Satellite Information Network, LLC, as its Managing Member By: Gannett Media Corp., as its Sole Member
GANNETT SATELLITE INFORMATION NETWORK, LLC
By: Gannett Media Corp., as its Sole Member
GANNETT UK MEDIA, LLC
By: Gannett Media Corp., as its Sole Member
GFHC, LLC
By: Gannett Media Corp., as its Sole Member
GNSS LLC
By: Gannett Media Corp., as its Sole Member
LOCALIQ LLC
By: Gannett Media Corp., as its Sole Member
THE SUN COMPANY OF SAN BERNARDINO, CALIFORNIA LLC
By: Gannett Media Services, LLC, as its Sole Member
By Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member

VISALIA NEWSPAPERS LLC
By: Gannett Media Services, LLC, as its Sole Member
By Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member

By:        /s/ Michael E. Reed
    Name:    Michael E. Reed
    Title:    President and Chief Executive Officer

GCOE, LLC
By: Gannett Satellite Information Network, LLC, as its Managing Member By: Gannett Media Corp., as its Sole Member
GRATEFUL MEDIA, LLC
By: Gannett Satellite Information Network, LLC, as its Managing Member By: Gannett Media Corp., as its Sole Member
USA TODAY SPORTS MEDIA GROUP, LLC
By: Gannett Satellite Information Network, LLC, as its Managing Member By: Gannett Media Corp., as its Sole Member
GCCC, LLC
Gannett Missouri Publishing, Inc., as its Sole Member
IMAGN CONTENT SERVICES, LLC
By: USA Today Sports Media Group, LLC, as its Sole Member By: Gannett Satellite Information Network, LLC, as its Managing Member By: Gannett Media Corp., as its Sole Member
REACHLOCAL INTERNATIONAL GP LLC
By: ReachLocal International, Inc.
SALINAS NEWSPAPERS LLC
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member

SCRIPPS NP OPERATING, LLC
By: Desk Spinco Inc., as its Sole Member
TEXAS-NEW MEXICO NEWSPAPERS, LLC
By: Texas-New Mexico Newspapers, LLC, as its Manager
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member

By:        /s/ Michael E. Reed
    Name:    Michael E. Reed
    Title:    President and Chief Executive Officer

THANKSGIVING VENTURES, LLC
By: Grateful Media, LLC By: Gannett Satellite Information Network, LLC, as its Sole Member By: Gannett Media Corp., as its Sole Member
YORK NEWSPAPER COMPANY
By: York Newspapers Holdings, L.P., as its General Partner
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its
Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its
Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member

By:        /s/ Michael E. Reed
    Name:    Michael E. Reed
    Title:    President and Chief Executive Officer

YORK NEWSPAPERS HOLDINGS, L.P.
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member

YORK NEWSPAPERS HOLDINGS, LLC
By: York Newspapers Holdings, L.P., as its Sole Member
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member

YORK PARTNERSHIP HOLDINGS, LLC
By: Texas-New Mexico Newspapers, LLC, as its Manager
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By Gannett Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: Gannett Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member

By:        /s/ Michael E. Reed
    Name:    Michael E. Reed
    Title:    President and Chief Executive Officer

GANNETT INTERNATIONAL FINANCE LLC

By:        /s/ Michael E. Reed
    Name:    Michael E. Reed
    Title:    Manager

By:        /s/ Douglas E. Horne
    Name:    Douglas E. Horne
    Title:    Manager

By:        /s/ Polly Grunfeld Sack
    Name:    Polly Grunfeld Sack
    Title:    Manager

AMERICAN INFLUENCER AWARDS, LLC

By:        /s/ Jason Taylor
    Name:    Jason Taylor
    Title:    Manager

By:        /s/ Christopher Crellin
    Name:    Christopher Crellin
    Title:    Manager
GIDDYUP EVENTS, LLC
MILWAUKEE MARATHON LLC
ENMOTIVE COMPANY LLC

By:        /s/ Jason Taylor
    Name:    Jason Taylor
    Title:    Manager

CITIBANK, N.A., as Agent,

By:        /s/ David Tuder
    Name:    David Tuder
    Title:    Managing Director and Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO FIRST LIEN CREDIT AGREEMENT DATED AS OF OCTOBER 15, 2021, BY AND AMONG GANNETT CO., INC., GANNETT HOLDINGS LLC, THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CITIBANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:

By:     *
Name:
Title:

*Signature pages of Lenders are available upon request to the registrant